UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2004

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 1, 2004, Tom Doyle resigned as President of Kana Software, Inc. (KANA), completing his transition to a non-officer consulting role for KANA. Tim Angst, EVP Worldwide Operations, who joined KANA in April of 2004, will continue to manage KANA’s worldwide operations including sales, partner alliances, and customer service, and will now report to Chuck Bay, KANA’s CEO. Mr. Doyle had served as EVP of Worldwide Sales and Services for Broadbase Software, Inc. (Broadbase) from April 1999, and helped lead Broadbase through its initial public offering in September 1999. He assumed the role of KANA’s Chief Operating Officer in June 2001, when Broadbase merged with KANA, and he was appointed President of KANA in March 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ Michelle Philpot
Michelle Philpot Acting Chief Financial Officer

Date: October 6, 2004